Commitments and Contingencies	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Commitments and Contingencies
Commitments and Contingencies

10. Commitments and Contingencies

        The Company, from time to time, may become involved in litigation arising out of operations in the normal course of business. Asserted claims are subject to many uncertainties and the outcome of individual matters is not predictable with assurance.

        On July 13, 2010, the U.S. Food and Drug Administration ("FDA") issued a final order and transition plan to Baxter Healthcare Corporation ("Baxter") to recall all Colleague infusion pumps currently in use in the United States. The FDA order establishes the framework for the recall by providing for a cash refund, generally, $1,500 for single channel pumps and $3,000 for triple channel pumps, or a replacement pump to owners within a two-year period. At the time of the recall notice, we owned approximately 11,900 Colleague infusion pumps.

        For the six months ended June 30, 2011, we recognized recalled equipment net gains of approximately $3.9 million of which $3.3 million were non-cash gains. Non-cash gains result from receiving a replacement pump for a recalled pump. The gains are a result of the fair market value of the replacement pump less the net book value of the recalled pump. At June 30, 2011, we owned approximately 8,200 Colleague pumps. We are continuing the process of evaluating the course of action that best meets the infusion technology needs of our customers and our business. As such, we expect to continue to recognize gains and also expect to increase purchases of infusion pumps to replace recalled units as they are accepted by Baxter. While the timing and extent of those gains or capital expenditures are not readily estimable, we expect them to extend through 2011 and mid-2012.

        On October 19, 2009, Freedom Medical, Inc. filed a lawsuit against the Company and others in U.S. District Court for the Eastern District of Texas. The federal complaint alleges violation of state and federal antitrust laws, tortuous interference with business relationships, business disparagement and common law conspiracy in connection with the biomedical equipment rental market. Freedom Medical, Inc. is seeking unspecified damages and injunctive relief. We believe these claims are without merit and will vigorously defend against them. Because of the preliminary nature of this proceeding, the difficulty in ascertaining the applicable facts, and the difficulty of predicting the settlement value of the proceeding, we are not able to estimate an amount or range of any reasonably possible loss and the effect it may have on our business, financial condition or results of operations.

        On February 6, 2011, we and our wholly owned subsidiary, Sunrise Merger Sub, Inc. ("Sunrise Merger Sub"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with Emergent Group, pursuant to which we and Sunrise Merger Sub commenced a tender offer (the "Offer") to purchase all of the issued and outstanding shares of Emergent Group's common stock at a purchase price of $8.46 per share in cash, followed by a merger of Sunrise Merger Sub with and into Emergent Group with Emergent Group surviving as a wholly owned subsidiary of the Company (the "Merger"). The Merger was completed on April 1, 2011. Three putative shareholder class action complaints challenging the transactions contemplated by the Merger Agreement were filed on behalf of three separate plaintiffs (collectively, the "Plaintiffs") in the Superior Court of the State of California in the County of Los Angeles (the "Court") against Emergent Group, UHS, Sunrise Merger Sub and the individual members of the Emergent Group Board (collectively, the "Defendants"). One was filed on February 22, 2011 by Brian McManus, individually and on behalf of others similarly situated, a second was filed on February 28, 2011 by Bryan Lamb, individually and on behalf of others similarly situated, and the third was filed on March 2, 2011 by Leena Dave, individually and on behalf of others similarly situated. Each complaint alleges, among other things, that the members of the Emergent Group Board breached their fiduciary duties owed to the public shareholders of Emergent Group by attempting to sell Emergent Group by means of an unfair process with preclusive deal protection devices at an unfair price of $8.46 in cash per Share and by entering into the Merger Agreement, approving the Offer and the proposed Merger, engaging in self dealing and failing to take steps to maximize the value of Emergent Group to its public shareholders. The complaints further allege that Emergent Group, UHS and Sunrise Merger Sub aided and abetted such breaches of fiduciary duties. In addition, the complaints allege that certain provisions of the Merger Agreement unduly restricted Emergent Group's ability to negotiate with rival bidders. The complaints sought, among other things, declaratory and injunctive relief concerning the alleged fiduciary breaches, injunctive relief prohibiting the defendants from consummating the Merger and other forms of equitable relief.

        On March 22, 2011, the Court ordered the consolidation of the lawsuits for all purposes, and renamed the consolidated lawsuits "In re Emergent Group Inc. Shareholder Litigation". On March 24, 2011, a memorandum of understanding regarding settlement of the consolidated lawsuits (the "MOU") was agreed to by the Plaintiffs and the Defendants. Following entry of the MOU the parties entered into a definitive Settlement Agreement, subject to Court approval, that provided in exchange for the Emergent Group's amendment of its Schedule 14D-9 to include certain supplemental disclosures Plaintiffs will seek an order dismissing all actions alleging claims relating to the Merger and providing a full and final release in favor of the Defendants and their related parties from any claims that arose pursuant to or are related to the Offer or the Merger. The Defendants have agreed that Emergent Group or its successor or their respective insurers will pay the Plaintiffs' attorneys' fees and expenses as are awarded by the Court not to exceed $225,000. At June 30, 2011, we have paid $75,000 and anticipate the remainder of the balance to be paid by our insurers. The Court asked for additional information from the parties during the first preliminary approval hearing and declined to preliminarily approve the settlement. The second motion to obtain preliminary approval of the Settlement Agreement was filed on July 15, 2011 and is currently pending before the Court.

        As of June 30, 2011, we were not a party to any other pending legal proceedings the adverse outcome of which could reasonably be expected to have a material adverse effect on our operating results, financial position or cash flows.

7. Commitments and Contingencies

        Rental expenses were approximately $8.6, $8.3 and $8.5 million for the years ended December 31, 2010, 2009 and 2008, respectively. At December 31, 2010, the Company is committed under various noncancellable operating leases for its district, corporate and other operating locations with annual rental commitments for each of the years ending December 31, 2011 to 2015 and thereafter of the following:

(in thousands)
2011	$5,572
2012	5,125
2013	4,522
2014	4,023
2015	3,278
Thereafter	8,918

$31,438

        On July 13, 2010, the U.S. Food and Drug Administration ("FDA") issued a final order and transition plan to Baxter Healthcare Corporation ("Baxter") to recall all Colleague infusion pumps currently in use in the United States. The FDA order establishes the framework for the recall by providing for a cash refund, generally, $1,500 for single channel pumps and $3,000 for triple channel pumps, or a replacement pump to owners within a two-year period.

        For the year ended December 31, 2010, we returned approximately 2,900 of our recalled Colleague pumps and we recognized recalled equipment net gains of approximately $4.5 million. These gains were in the form of a cash refund. At December 31, 2010, we owned approximately 9,000 Colleague pumps. We are continuing the process of evaluating the course of action that best meets the infusion technology needs of our customers and our business. As such, we expect to continue to recognize gains and also expect to increase purchases of infusion pumps to replace recalled units as they are accepted by Baxter. While the timing and extent of those gains or capital expenditures are not readily estimable, we expect them to extend through 2011 and early 2012.

        The Company, from time to time, may become involved in litigation arising out of operations in the normal course of business. Asserted claims are subject to many uncertainties and the outcome of individual matters is not predictable.

        On October 19, 2009, Freedom Medical, Inc. filed a lawsuit against the Company and others in U.S. District Court for the Eastern District of Texas. The federal complaint alleges violation of state and federal antitrust laws, tortuous interference with business relationships, business disparagement and common law conspiracy in connection with the biomedical equipment rental market. Freedom Medical, Inc. is seeking unspecified damages and injunctive relief. While we believe these claims are without merit, and will vigorously defend against them, we are unable at this time to determine the ultimate outcome of this matter or determine the effect it may have on our business, financial condition or results of operations.

        As of December 31, 2010, we were not a party to any other pending legal proceedings the adverse outcome of which could reasonably be expected to have a material adverse effect on our operating results, financial position or cash flows.

        The Company, in the ordinary course of business, could be subject to liability claims related to employees and the equipment that it rents and services. Asserted claims are subject to many uncertainties and the outcome of individual matters is not predictable. While the ultimate resolution of these actions may have an impact on the Company's financial results for a particular reporting period, management believes that any such resolution would not have a material adverse effect on the financial position, results of operations or cash flows of the Company.